UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2011

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International
Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY FUND

■	INTERNATIONAL SMALL CAP FUND

■	STRATEGIC INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussion and Performance Summaries	5

Schedule of Investments	23

Financial Statements	32

Financial Highlights	36

Notes to the Financial Statements	42

Other Information	56

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced portfolio managers is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 40+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with the team’s level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■ Access to markets across the world
■ Disciplined approach to stock selection
■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Equity
International Funds

Market Review

Overall, international equities posted strong gains during the six-month period ended April 30, 2011 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 12.71%.* Such strong performance, we believe, was driven primarily by improved sentiment toward the developed markets, particularly Europe, and by appreciating currencies versus the U.S. dollar. Of course, rising oil prices, geopolitical unrest in the Middle East and North Africa and the catastrophic disasters in Japan also materially impacted international equity performance during the Reporting Period. Indeed, the MSCI EAFE Index’s gains mask what was significant volatility.

International developed equity markets had a weak start to the Reporting Period, trailing the performance of the emerging equity markets in the last months of 2010. However, international developed equity markets then rallied for most of the first four months of 2011, as investors began to gravitate back toward developed market equities as persistently high inflation and continued interest rate increases plagued many of the emerging markets. The shift in sentiment toward developed markets only strengthened when political unrest erupted throughout the Middle East and North Africa, as investors sought to decrease risk in their portfolios.

Positive economic indicators, especially for the German economy, served as a catalyst for improved sentiment toward Europe overall, despite lingering sovereign debt concerns. Greece was the only market within the MSCI EAFE Index to decline during the Reporting Period, but most of the other peripheral European countries also underperformed the broader international equity market amidst ongoing uncertainty over bailout packages and downgrades of debt. As sentiment toward Europe’s economy improved, the euro, having declined in November, rose rather steadily throughout the remainder of the Reporting Period. Statements from the European Central Bank regarding pending interest rate increases in an effort to keep inflation in check further supported the euro’s relative strength. Most local currencies rose against the U.S. dollar during the Reporting Period, which we believe, significantly boosted equity returns in U.S. dollars. (Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases, and vice versa.)

Energy stocks overall dominated returns throughout the Reporting Period, as oil prices, measured by the Brent Crude Index, steadily rose from under $90 per barrel to more than $120 per barrel. Toward the end of 2010, the increase was driven by expectations of strengthening demand from a recovering global economy. However, prices spiked further in early 2011 on fears of a supply disruption sparked by political unrest spreading across the Middle East and North Africa. Materials stocks overall also made strong gains during the Reporting Period, as the prices of many underlying commodities continued to rise from already high levels.

The performance of Japanese equities, which was rather strong early in the Reporting Period, was, not surprisingly, dominated by the impact of the devastating earthquake and tsunami that struck on March 11, 2011 and subsequently crippled several nuclear reactors in the area. Following the news, the Japanese equity market initially plunged while the yen soared to record highs. However, the leading industrialized countries of the world successfully intervened in the currency market such that the yen then fell significantly. Japanese equities gained back some of the initial losses following the intervention and as the Japanese

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

government and utilities companies showed progress in getting the damaged nuclear reactors under control. Still, Japan’s utilities sector, albeit modest, sold off sharply as a result of the nuclear power scenario. Japan’s financials sector also significantly underperformed, as insurance companies were expected to face substantial claims and as the overall economic impact of the disasters, both natural and man-made, remained unknown. The Japanese equity market continued to lag in April 2011 following evidence that production suffered its biggest decline in March since records began to be kept in 1953 and that supply chains were heavily, albeit temporarily, disrupted. In addition, the Bank of Japan reduced its growth forecast for the nation’s fiscal year by a percentage point, to 0.6%, on weaker economic data, including an 8.5% drop in household spending by the Japanese.

Looking Ahead

In our view, multi-decade high corporate profits and cash levels for U.S. companies, dramatically improved European corporate balance sheets and strong global demand from the emerging markets—combined with low yields from cash and fixed income investments—bode well for supporting stock buybacks, higher dividends and continued merger and acquisition activity going forward. We were, at the end of April, particularly optimistic regarding corporate profits, which we believe will likely be predominantly driven by top-line growth rather than margin expansion.

Commodity price inflation has been rising globally, though to a lesser extent in the developed markets compared to the emerging markets. Our analysis leads us to believe that oil prices could spike over the near term depending on the magnitude of supply disruption from the Middle East. We emphasize, however, our belief that any such increase would be a spike rather than a sustained new price level, which would, in our view, have a very different impact on business and consumer demand, factors we weigh carefully as we contemplate investment decisions.

That said, as a result of inflationary pressures, we will continue to watch the increase in input costs. Our team maintains a preference for companies with the ability to pass on cost increases and thus maintain their profit margins. In our view, this ability to pass on cost increases will likely be one of the most important factors to monitor at the individual company level over the coming months, as we believe it may well increasingly determine the winners from the losers. We continue to seek companies with distinct competitive advantages, which often afford them the additional benefit of being able to pass through price increases to their customers. In addition, we believe that companies with strong balance sheets will be better able to absorb cost increases that can not entirely be passed on to customers. With corporate profit margins at or near peak levels at the end of the Reporting Period, we continue to be focused on seeking to determine which companies have the potential to sustain such margins. We are carefully watching current earnings results, company by company, for signs of rising commodity prices pushing up input costs faster than revenues being pulled up by strong global demand. In our view, fundamental analysis will be critical to determining which companies have the potential to perform well, even in a more challenging environment.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the performance and positioning of the Goldman Sachs Concentrated International Equity Fund (the “Fund”) for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 10.39%, 10.12%, 9.96%, 10.66%, 10.39% and 10.35%, respectively. These returns compare to the 12.71% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Sulzer, Safran and Aryzta.

Swiss-based Sulzer specializes in the manufacturing of industrial machinery and equipment, surfacing technology and rotating equipment maintenance. In our view, two primary factors led to the company’s strong performance during the Reporting Period. First, we believe the acquisition of Cardo Solutions added value, given Cardo Solutions’ successful business and seemingly excellent compatibility with Sulzer. Second, Sulzer enjoyed increasing orders in the first quarter of 2011. Many analysts also believed Sulzer’s prospects for the remainder of 2011 were attractive given the late-cycle nature of its business structure.

Also within the industrials sector, French aerospace company Safran was one of the leading contributors to the Fund’s relative performance during the Reporting Period. Safran’s shares rallied at the beginning of the fourth quarter of 2010 when its management announced, sooner than had been expected, that it would not be making a bid to acquire fellow aerospace supplier Zodiac. Safran also benefited from an upswing in the spare parts cycle.

Swiss-based bakery company Aryzta, which also produces animal feed and fertilizer, performed well after revealing a strong recovery in organic growth in its fiscal half-year results. At the end of the Reporting Period, prospects for continued growth remained compelling to many, driven both by recovering demand for Aryzta’s products after the economic downturn and by synergies and international growth opportunities yet to be fully realized through acquisitions the company made in 2010.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Japanese utilities company Tokyo Electric Power, Japanese electronics giant Sony and Sweden-based pharmaceutical company Swedish Orphan Biovitrum.

Japan’s utilities sector overall detracted from the Fund’s results following the country’s devastating earthquake and tsunami. In particular, the Fund held a position in Tokyo Electric Power, the operator of the nuclear power plant that was negatively impacted by the powerful earthquake and tsunami. Concerns about the magnitude of the disaster combined with the company’s management of the crisis drove Tokyo Electric Power’s share price down sharply. Indeed, Tokyo Electric Power was the biggest individual stock detractor from the Fund’s performance during the Reporting Period, and we eliminated the Fund’s position based on our outlook ahead for the company.

Sony underperformed due to generally weak global consumer electronic hardware sales as well as to damage from Japan’s earthquake to its device factories, located in the Tohoku region. At the end of the Reporting Period, we believed the company still had an attractive valuation and was well positioned to maintain competitiveness in non-hardware segments. Thus, we held the position.

PORTFOLIO RESULTS

Shares of pharmaceuticals company Swedish Orphan Biovitrum experienced weakness as its fiscal year results fell short of expectations. News of potentially stricter drug trial rules in Europe also weighed negatively on the stock as policy changes could delay product launches. We held the position at the end of the Reporting Period, as we continued to believe that the company had an exciting pipeline of products, which should position it well for sustainable long-term growth.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were consumer staples and financials, due primarily to effective stock selection in each. The Fund’s underweighted position in the financials sector, which lagged the MSCI Index, also contributed positively to Fund results.

The biggest detractors from the Fund’s relative results during the Reporting Period were consumer discretionary, energy and materials, where stock selection in each of these sectors weighed negatively on performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, the Fund’s overall positioning in Switzerland, France and Spain contributed most positively to its returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Sweden, the Netherlands and Japan.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies during the Reporting Period that we viewed as quality companies trading at attractive valuations. For example, we established a Fund position in Japanese import/export company Mitsui, as we anticipated strong earnings momentum for the company on the back of the increase in oil prices. In our view, the stock was attractively valued at the time of purchase, and we believed the earthquake in Japan had a relatively immaterial impact on its business.

We also initiated a Fund position in Dutch transport company TNT. The company has a strong express parcel and letter network in Europe and was also early in seeding that segment of the company’s growth in China. During the Reporting Period, the company was in the process of splitting into two stand-alone companies, which we believe could lead to a revaluation of the two businesses over time. Though the company’s share price fell toward the end of the Reporting Period on the back of news that it missed its first quarter 2011 earnings, we continued to like the company.

We established a Fund position in Air Liquide, the world’s largest industrials gases company, based in France. The company primarily provides oxygen, nitrogen and argon, split from air, to energy and processing industries. Air Liquide is the leader in the global gases industry, with 23% market share, and a clear number one in the defensive on-site gases segment, with 41% market share. The company also enjoys strong pricing power and we believe is well positioned to drive earnings growth higher due to new projects in its pipeline.

In addition to the sale of Tokyo Electric Power mentioned earlier, we reduced the Fund’s position in U.K. mobile company Vodafone, as the stock neared its price target. We maintained a reduced position in the company, as we continued to like Vodafone. The company’s new Chief Executive Officer has been taking action to streamline its investments, a strategy which received positive reaction from the market during the Reporting Period.

Similarly, U.K. natural gas company BG Group had been a strong performer since we initiated the Fund position in September 2010. In order to capture profits given its strong performance and given our view that there was higher potential upside with other opportunities, we decided to exit the position.

PORTFOLIO RESULTS

During the first quarter of 2011, Syngenta, a Swiss-based agricultural chemicals company, benefited from a combination of continued increases in soft commodity prices and analyst upgrades based on improving earnings outlooks for 2011 and 2012. To capture profits from this strong performance, we sold the Fund’s position in Syngenta by the end of the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Italy, Switzerland and the Netherlands and less exposure to Germany, the U.K. and Japan relative to the MSCI Index.

From a sector allocation perspective, the Fund had an overweighted position relative to the MSCI Index in the energy sector at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, industrials, materials, telecommunication services and utilities sectors and rather neutral positions relative to the MSCI Index in consumer discretionary, information technology, health care and consumer staples.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (Net)
November 1, 2010–April 30, 2011	(based on NAV)[1]	Index (unhedged)[2]

Class A	10.39%	12.71%
Class B	10.12	12.71
Class C	9.96	12.71
Institutional	10.66	12.71
Service	10.39	12.71
Class IR	10.35	12.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE (Net) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.67%	-2.76%	1.91%	4.62%	12/01/92
Class B	3.91	-2.77	1.94	2.95	5/01/96
Class C	7.80	-2.38	1.81	1.44	8/15/97
Institutional	10.11	-1.26	2.98	4.28	2/07/96
Service	9.56	-1.76	2.46	3.65	3/06/96
Class IR	N/A	N/A	N/A	18.98	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.61%
Class B	2.29	2.36
Class C	2.29	2.36
Institutional	1.14	1.21
Service	1.64	1.71
Class IR	1.29	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

HSBC Holdings PLC	4.0%	Banks	United Kingdom
Eni SpA	3.1	Energy	Italy
Admiral Group PLC	3.0	Insurance	United Kingdom
Rio Tinto PLC	2.8	Materials	United Kingdom
Novartis AG (Registered)	2.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Total SA	2.6	Energy	France
Reed Elsevier PLC	2.6	Media	United Kingdom
Bayer AG (Registered)	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Anglo American PLC	2.2	Materials	United Kingdom
TNT NV	2.2	Transportation	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the performance and positioning of the Goldman Sachs International Small Cap Fund (the “Fund”) for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 17.81%, 17.38%, 17.41%, 18.06%, 17.75% and 17.98%, respectively. These returns compare to the 17.58% cumulative total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s strong performance compared to the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Iluka Resources, Ingenico and S-Oil.

Australia-based Iluka Resources is the world’s largest producer of zircon and high-grade titanium dioxide feedstocks, which are used in tiles, paints and construction. In our view, Iluka Resources’ share price benefited during the Reporting Period from high levels of demand in an industry where low mineral prices have historically depressed levels of investment and supply. A move to shorter-term pricing contracts allowed Iluka Resources to pass through prices increases, which we believe also contributed to its performance.

Ingenico is a France-based producer of financial transaction systems. The majority of Ingenico’s strong performance during the Reporting Period occurred in the weeks between March 21 and April 4 as driven by news that the company had agreed to buy Hypercom’s U.S. business. The acquisition, many analysts believed, would allow the company to gain scale in a market where it had a relatively weak presence. Unconfirmed press reports that the company had been selected by Google for a mobile payments project in the U.S. also boosted its shares during the same two-week period.

Another strong contributor to the Fund’s results during the Reporting Period was S-Oil, South Korea’s third largest oil refiner. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester. We sold the Fund’s position in S-Oil during the Reporting Period to capture profits from its strong performance.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were Italian bank Banca Popolare di Milano, Australian integrated ferrochrome producer International Ferro Metals and U.K. auto parts and bicycle retailer Halfords.

Banca Popolare di Milano was the greatest detractor from the Fund’s results during the Reporting Period. In our view, the decision by the governor of the Bank of Italy to raise capital requirements for the Italian banking sector broadly was the primary driver of its share price weakness.

International Ferro Metals, a miner and producer of ferrochrome, which is a key ingredient used in making stainless steel, was another disappointment during the Reporting Period. In our view, the stock fell sharply in January 2011 as a result of a profit warning the company issued. Although there were a number of factors highlighted in the profit warning, we believe the primary concern was one based on production shortfalls due to equipment and input problems. We sold the Fund’s position in International Ferro Metals during the Reporting Period to pursue what we considered more attractive opportunities elsewhere.

PORTFOLIO RESULTS

In our view, shares of Halfords detracted from the Fund’s performance due to a negative consumer environment in the U.K. Despite the company’s weakness, however, we continued to have conviction in the stock, as we believe the company has a resilient business model with strong margins and cash flow generation. Also, in February 2010, Halfords acquired Nationwide Autocentre, a car servicing company, which in our view, is a complementary acquisition that positions Halfords well for growth going forward.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were materials, industrials and energy, due primarily to effective stock selection in each.

The biggest detractors from the Fund’s results during the Reporting Period were financials, consumer staples and consumer discretionary, where stock selection hurt relative performance. The Fund’s underweighted allocation to financials actually contributed to performance, but such positioning was more than offset by the detracting effect of holding poorly-performing Italian bank Banca Popolare di Milano, discussed earlier.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, strong stock selection in the United Kingdom, South Korea and France contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Japan, Switzerland and Italy.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies during the Reporting Period that we viewed as quality companies trading at attractive valuations. For example, we established a Fund position South Korea-based chemicals company Foosung, which began operations as a refrigerant manufacturer and is expanding into the production of raw materials for rechargeable batteries. For information technology materials, we believe Foosung is an industry leader in quality and cost competitiveness and also benefits from having a captive client base. In our view, too, the company’s refrigerant manufacturing business is developing new ways to add value.

We added Germany-based Pfeiffer Vacuum Technology, a leading player in vacuum pump technology, to the Fund during the Reporting Period. We purchased the company’s stock following the announcement of a transformative acquisition of Adixen, which was valued attractively in our view. We believe the acquisition, announced in early November 2010, doubled the size of the company’s revenues and provided a complementary product and geographic fit.

We initiated a Fund position in Hanwha Chemical, one of South Korea’s leading chemical companies with a significant exposure to polyvinyl chloride (PVC). Hanwha Chemical has been expanding its business into renewable energy. Rising coal prices and frequent power outages have increased costs for Chinese coal-based PVC makers. In our view, this competitor cost increase may well benefit Hanwha Chemical’s earnings growth. In addition, we believe the regional outlook for the company’s products has improved with the restoration of demand in Japan and construction demand in China.

In addition to those sales mentioned earlier, we exited the Fund’s position in Swiss-based Geberit, whose products are centered around branded sanitary systems and pipes sold mainly into the building repair, maintenance and improvement market in Europe. We sold the stock due to what we considered a relatively high valuation, rising raw materials costs and foreign exchange headwinds.

U.K.-based Inchcape is an international distributor and retailer of automobiles. A sharp recovery in the auto industry fed directly into Inchcape’s revenues and profits—and therefore share price as well. We sold the Fund’s position in Inchcape because it reached our target price. Similarly, we sold the Fund’s position in Wood Group, a U.K-based international oil services company, because its stock had reached our target price.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector and country weights are usually established within a narrow range from the S&P Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the Netherlands, Italy and China and less exposure to Switzerland, Spain and France relative to the S&P Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in the materials, information technology and consumer staples sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in industrials, financials and utilities and rather neutral positions relative to the S&P Index in consumer discretionary, energy, health care and telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund
as of April 30, 2011

PERFORMANCE REVIEW

		S&P Developed
	Fund Total Return	ex-US Small Cap
November 1, 2010–April 30, 2011	(based on NAV)[1]	Index (Net)[2]

Class A	17.81%	17.58%
Class B	17.38	17.58
Class C	17.41	17.58
Institutional	18.06	17.58
Service	17.75	17.58
Class IR	17.98	17.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Developed Ex-U.S. Small Cap (Net) Index is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-U.S. is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	16.88%	-1.98%	5.54%	5.44%	5/01/98
Class B	17.79	-1.98	5.57	5.55	5/01/98
Class C	21.72	-1.59	5.41	5.25	5/01/98
Institutional	24.22	-0.44	6.65	6.46	5/01/98
Service	23.61	-0.95	6.11	5.92	5/01/98
Class IR	N/A	N/A	N/A	29.99	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.86%
Class B	2.35	2.61
Class C	2.35	2.61
Institutional	1.20	1.46
Service	1.70	1.96
Class IR	1.35	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Dufry Group (Registered)	1.4%	Retailing	Switzerland
Adidas AG (Registered)	1.3	Consumer Durables & Apparel	Germany
Kerry Group PLC Class A	1.3	Food, Beverage & Tobacco	Ireland
Foosung Co. Ltd.	1.3	Materials	South Korea
Virgin Media, Inc.	1.2	Media	United Kingdom
Cap Gemini SA	1.2	Software & Services	France
Halfords Group PLC	1.2	Retailing	United Kingdom
Lindt & Spruengli AG	1.2	Food, Beverage & Tobacco	Switzerland
Andritz AG	1.2	Capital Goods	Austria
Davide Campari-Milano SpA	1.2	Food, Beverage & Tobacco	Italy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the performance and positioning of the Goldman Sachs Strategic International Equity Fund (the “Fund”) for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 11.09%, 10.71%, 10.73%, 11.33%, 11.72% and 10.93%, respectively. These returns compare to the 12.71% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Sulzer, AXA and Kabel Deutschland.

Swiss-based Sulzer specializes in the manufacturing of industrial machinery and equipment, surfacing technology and rotating equipment maintenance. In our view, two primary factors led to the company’s strong performance during the Reporting Period. First, we believe the acquisition of Cardo Solutions added value, given Cardo Solutions’ successful business and seemingly excellent compatibility with Sulzer. Second, Sulzer enjoyed increasing orders in the first quarter of 2011. Many analysts also believed Sulzer’s prospects for the remainder of 2011 were attractive given the late-cycle nature of its business structure.

AXA, a France-based global insurance company, contributed positively to the Fund’s results, as its stock price was boosted by better than anticipated fiscal year 2010 results and a proposed increase in its dividend per share. We ultimately sold the Fund’s position in AXA by the end of the Reporting Period as the stock approached our price target.

Another strong contributor to the Fund’s performance during the Reporting Period was Kabel Deutschland, Germany’s largest cable operator. Its stock price increased on the back of strong results announced in February 2011, with revenue and earnings before interest, taxes and depreciation (EBITDA) ahead of consensus. We believe these results were driven by strong numbers of additional subscribers to its premium TV services, which is consistent with our investment thesis and may be supportive of continued strong growth going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were Japanese utilities company Tokyo Electric Power, Sweden-based pharmaceutical company Swedish Orphan Biovitrum and Japanese electronics giant Sony.

Japan’s utilities sector overall detracted from the Fund’s results following the country’s devastating earthquake and tsunami. In particular, the Fund held a position in Tokyo Electric Power, the operator of the nuclear power plant that was negatively impacted by the powerful earthquake and tsunami. Concerns about the magnitude of the disaster combined with the company’s management of the crisis drove Tokyo Electric Power’s share price down sharply. Indeed, Tokyo Electric Power was the biggest individual stock detractor from the Fund’s performance during the Reporting Period, and we eliminated the Fund’s position based on our outlook ahead for the company.

Shares of pharmaceuticals company Swedish Orphan Biovitrum experienced weakness as its fiscal year results fell short of expectations. News of potentially stricter drug trial rules in Europe also weighed negatively on the stock as policy changes could delay product launches. We held the position at the end of the Reporting Period, as we continued to believe that the company had an exciting pipeline of products, which should position it well for sustainable long-term growth.

Sony underperformed due to generally weak global consumer electronic hardware sales as well as to damage from Japan’s earthquake to its device factories, located in the

PORTFOLIO RESULTS

Tohoku region. At the end of the Reporting Period, we believed the company still had an attractive valuation and was well positioned to maintain competitiveness in non-hardware segments. Thus, we held the position.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were industrials, consumer staples and consumer discretionary, due primarily to effective stock selection in each. The Fund’s underweighted position in the consumer staples sector, which lagged the MSCI Index during the Reporting Period, also contributed positively to the Fund’s results.

The biggest detractors from the Fund’s relative results during the Reporting Period were materials, health care and utilities, where stock selection in each of these sectors weighed negatively on performance. The Fund’s underweighted allocation to utilities actually contributed to performance, but such positioning was more than offset by the detracting effect of holding poorly-performing Japanese electric utility company Tokyo Electric Power, discussed earlier.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, based on effective individual stock selection, France, Switzerland and Indonesia contributed most positively to the Fund’s returns relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were the Netherlands, Sweden and Germany.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We purchased several companies during the Reporting Period that we viewed as quality companies trading at attractive valuations. For example, we established a Fund position in Sweden-based Ericsson, a company that develops and manufactures products primarily for mobile communication networks. We believe Ericsson may benefit as telecommunications operators look to drive revenue growth by increasing mobile data capacity. In our view, Ericsson’s services business will also benefit as more operators outsource aspects of their network operations. This trend, we believe, should help to improve Ericsson’s returns on capital, since the services business maintains low capital intensity compared to the networks business. In addition, we believe the company maintains a strong balance sheet with a significant market capitalization in cash.

We initiated a Fund position in Halfords, a U.K. retailer focused on car maintenance, car enhancement, bicycles, and, following the February 2010 acquisition of Nationwide Autocentre, car servicing. Having underperformed much of the U.K. retail sector in 2010, we believed at the time of purchase that Halfords was one of the more attractively valued retailers despite having one of the best track records in lease-adjusted return on invested capital (ROIC) and consistent growth. We also liked the stock because we believe the company has a resilient business model with strong margins and cash flow generation.

Sulzer, mentioned earlier as one of the Fund’s top contributors, was a new purchase for the Fund during the Reporting Period. In our view, the Swiss-based industrials company’s high exposure to emerging markets and its focus on growing its high-margin service revenue stream positions it well going forward. We also believe Sulzer has a track record of value-adding acquisitions and has the capacity to complete further acquisitions of more than 1 billion Swiss francs while still maintaining a net cash position.

In addition to those sales mentioned earlier, we exited the Fund’s position in Kerry Group, an Ireland-based diversified food company, in order to capture profits following strong performance. We also believed there were more attractive opportunities within the consumer staples industry, including Seven & I Holdings and Gudang Garam. We established Fund positions in both of these companies during the Reporting Period.

PORTFOLIO RESULTS

We eliminated the Fund’s position in U.K. mobile company Vodafone, as the stock neared its price target. Similarly, U.K. natural gas company BG Group had been a strong performer since we initiated the Fund position in September 2010. In order to capture profits given the strong performance and given our view that there was higher potential upside with other opportunities, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector and country weights are usually established within a narrow range from the MSCI Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Italy, Switzerland and Indonesia and less exposure to Germany, the United Kingdom and Sweden relative to the MSCI Index. On the same date, the Fund had rather neutral exposure to Israel and Australia compared to the MSCI Index.

From a sector allocation perspective, the Fund had an overweighted position relative to the MSCI Index in the consumer discretionary sector at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, materials, utilities, telecommunication services and industrials sectors and rather neutral positions relative to the MSCI Index in the health care, information technology, consumer staples and energy sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (Net)
November 1, 2010–April 30, 2011	(based on NAV)[1]	Index (unhedged)[2]

Class A	11.09%	12.71%
Class B	10.71	12.71
Class C	10.73	12.71
Institutional	11.33	12.71
Class IR	11.72	12.71
Class R	10.93	12.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE (Net) Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	3.81%	-6.80%	6/25/07
Class B	3.93	-6.90	6/25/07
Class C	7.99	-6.12	6/25/07
Institutional	10.16	-5.06	6/25/07
Class IR	10.51	-7.82	11/30/07
Class R	9.59	-8.37	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.71%
Class B	2.20	2.46
Class C	2.20	2.46
Institutional	1.05	1.31
Class IR	1.20	1.46
Class R	1.70	1.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

HSBC Holdings PLC	3.1%	Banks	United Kingdom
Eni SpA	3.0	Energy	Italy
Admiral Group PLC	2.3	Insurance	United Kingdom
Total SA	2.1	Energy	France
Safran SA	2.0	Capital Goods	France
Rio Tinto PLC	2.0	Materials	United Kingdom
Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Telefonaktiebolaget LM Ericsson Class B	1.7	Technology Hardware & Equipment	Sweden
UniCredit SpA	1.7	Banks	Italy
Reed Elsevier PLC	1.7	Media	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 85.7%
Czech Republic – 0.7%
29,464	CEZ AS (Utilities)	$1,690,209

Denmark – 2.1%
40,210	Carlsberg A/S Class B (Food, Beverage & Tobacco)	4,771,118

France – 10.1%
32,519	Air Liquide SA (Materials)	4,804,816
53,560	BNP Paribas (Banks)	4,234,159
84,099	GDF Suez SA (Utilities)	3,438,747
118,100	Safran SA (Capital Goods)	4,581,786
93,592	Total SA (Energy)	5,993,762

		23,053,270

Germany – 4.8%
58,150	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,105,254
44,975	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)(a)	3,066,162
43,391	Kabel Deutschland Holding AG (Media)*	2,710,577

		10,881,993

Hong Kong – 2.5%
472,000	Hang Lung Properties Ltd. (Real Estate)	2,104,719
461,000	Lifestyle International Holdings Ltd. (Retailing)	1,320,912
140,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,192,750

		5,618,381

Ireland – 1.3%
73,925	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,061,938

Italy – 8.0%
253,874	Azimut Holding SpA (Diversified Financials)	3,246,408
260,278	Eni SpA (Energy)	6,968,588
2,835,947	Telecom Italia SpA (Telecommunication Services)	3,656,998
1,652,893	UniCredit SpA (Banks)(a)	4,256,716

		18,128,710

Japan – 18.8%
951,000	DIC Corp. (Materials)	2,279,740
114,600	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,562,671
47,300	Honda Motor Co. Ltd. (Automobiles & Components)	1,818,407
638,100	JX Holdings, Inc. (Energy)	4,493,940
328,000	Kubota Corp. (Capital Goods)	3,144,916
23,400	Kyocera Corp. (Technology Hardware & Equipment)	2,581,838
165,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,887,465
642,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,081,336
270,500	Mitsui & Co. Ltd. (Capital Goods)	4,813,572
490,600	Nissan Motor Co. Ltd. (Automobiles & Components)	4,720,314
152,900	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,094,172
80,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	2,025,871
116,000	Sony Corp. (Consumer Durables & Apparel)	3,275,316

		42,779,558

Netherlands – 3.9%
252,034	Koninklijke KPN NV (Telecommunication Services)	3,999,911
199,265	TNT NV (Transportation)	4,903,694

		8,903,605

Sweden – 2.8%
434,789	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,807,441
300,960	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	4,566,624

		6,374,065

Switzerland – 11.8%
76,213	Aryzta AG (Food, Beverage & Tobacco)	4,251,049
44,338	Julius Baer Group Ltd. (Diversified Financials)*	2,074,919
978	Lindt & Spruengli AG (Food, Beverage & Tobacco)*	3,242,021
101,379	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,011,793
5,754	Straumann Holding AG (Registered) (Health Care Equipment & Services)	1,505,315
18,751	Sulzer AG (Registered) (Capital Goods)	3,387,372
199,630	UBS AG (Registered) (Diversified Financials)*	3,995,109
113,985	Weatherford International Ltd. (Energy)*	2,444,634

		26,912,212

United Kingdom – 18.9%
244,326	Admiral Group PLC (Insurance)	6,912,176
94,084	Anglo American PLC (Materials)	4,931,794
705,552	Halfords Group PLC (Retailing)	4,662,719
827,511	HSBC Holdings PLC (Banks)(a)	9,026,410

The accompanying notes are an integral part of these financial statements.          23

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

30,559	Reckitt Benckiser Group PLC (Household & Personal Products)	$1,700,520
665,612	Reed Elsevier PLC (Media)	5,896,839
85,905	Rio Tinto PLC (Materials)	6,268,086
155,621	Tullow Oil PLC (Energy)	3,733,850

		43,132,394

TOTAL COMMON STOCKS
(Cost $182,915,354)		$195,307,453

Exchange Traded Funds – 7.7%
Australia – 4.9%
399,723	iShares MSCI Australia Index Fund	$11,300,169

Other – 2.8%
125,990	Vanguard MSCI Emerging Markets ETF	6,372,574

TOTAL EXCHANGE TRADED FUNDS
(Cost $15,668,000)		$17,672,743

Shares	Rate	Value

Short-term Investment(b) – 6.1%
JPMorgan U.S. Government Money Market Fund – Capital Shares
13,843,469	0.010%	$13,843,469
(Cost $13,843,469)

TOTAL INVESTMENTS – 99.5%
(Cost $212,426,823)		$226,823,665

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,049,232

NET ASSETS – 100.0%		$227,872,897

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Hang Seng Index	19	May 2011	$2,872,783	$(76,633)
SPI 200 Index	76	June 2011	10,013,093	453,446

TOTAL				$376,813

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 95.7%
Australia – 6.0%
205,460	Atlas Iron Ltd. (Materials)*	$793,444
176,883	Boart Longyear Ltd (Capital Goods)	890,907
318,584	Catalpa Resources Ltd. (Materials)*	508,607
189,455	Charter Hall Retail REIT (REIT)	666,406
64,544	Computershare Ltd. (Software & Services)	686,834
414,644	DUET Group (Utilities)	773,866
83,638	Iluka Resources Ltd. (Materials)	1,150,815
40,542	Iress Market Technology Ltd. (Software & Services)	407,110
323,704	Mirabela Nickel Ltd. (Materials)*	704,042
267,689	Myer Holdings Ltd. (Retailing)	929,646
24,706	Perpetual Ltd. (Diversified Financials)	783,124
188,925	Primary Health Care Ltd. (Health Care Equipment & Services)	720,639

		9,015,440

Austria – 1.2%
17,350	Andritz AG (Capital Goods)	1,791,880

Belgium – 0.7%
11,899	Barco NV (Technology Hardware & Equipment)*	1,039,652

Bermuda – 0.8%
167,440	Hiscox Ltd. (Insurance)	1,155,627

Canada – 10.7%
46,800	Alamos Gold, Inc. (Materials)	785,482
78,600	Bankers Petroleum Ltd. (Energy)*	689,510
142,200	Bellatrix Exploration Ltd. (Energy)*	825,110
24,700	Canadian Western Bank (Banks)	791,267
35,200	Celtic Exploration Ltd. (Energy)*	721,746
24,300	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	807,988
23,200	Dundee Real Estate Investment Trust (REIT)	810,400
34,700	Evertz Technologies Ltd. (Technology Hardware & Equipment)	583,132
52,100	Groupe Aeroplan, Inc. (Media)	714,197
47,100	HudBay Minerals, Inc. (Materials)	751,688
42,100	IAMGOLD Corp. (Materials)	875,239
13,600	MacDonald Dettwiler & Associates Ltd. (Software & Services)	819,464
45,500	Major Drilling Group International (Materials)	757,892
78,400	Neo Material Technologies, Inc. (Materials)*	811,220
49,500	Norbord, Inc. (Materials)*	693,727
117,400	North American Palladium Ltd. (Materials)*	753,177
47,100	Quadra FNX Mining Ltd. (Materials)*	773,094
144,100	Rubicon Minerals Corp. (Materials)*	747,800
24,600	ShawCor Ltd. Class A (Energy)	880,364
22,700	Toromont Industries Ltd. (Capital Goods)	791,015
40,400	Westjet Airlines Ltd. Class A (Transportation)	609,747

		15,993,259

China – 1.9%
268,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	984,688
245,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	643,815
465,000	Haitian International Holdings Ltd. (Capital Goods)	689,478
41,674	Hollysys Automation Technologies Ltd. Class H (Technology Hardware & Equipment)*	500,505

		2,818,486

Columbia – 0.5%
20,000	Petrominerales Ltd. (Energy)	765,418

France – 7.6%
10,447	Arkema SA (Materials)	1,088,055
30,726	Cap Gemini SA (Software & Services)	1,861,103
24,716	Compagnie Generale de Geophysique — Veritas (Energy)*(a)	870,692
29,367	Eutelsat Communications (Media)	1,267,040
6,957	Fonciere Des Regions SA (REIT)	789,498
11,872	Imerys SA (Materials)	919,557
22,015	Ingenico SA (Technology Hardware & Equipment)	1,092,471
17,635	Rhodia SA (Materials)	820,790
28,670	Saft Groupe SA (Capital Goods)	1,316,663
12,854	SEB SA (Consumer Durables & Apparel)	1,412,899

		11,438,768

Germany – 8.6%
26,996	Adidas AG (Registered) (Consumer Durables & Apparel)	2,011,830
27,079	Aixtron SE (Semiconductors & Semiconductor Equipment)	1,150,029
76,274	Freenet AG (Telecommunication Services)	969,946
13,795	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	1,448,809
30,350	GfK SE (Media)	1,721,696
10,201	Lanxess AG (Materials)	933,334
21,154	MTU Aero Engines Holding AG (Capital Goods)*	1,619,375
11,713	Pfeiffer Vacuum Technology AG (Capital Goods)	1,626,845
5,300	Rational AG (Capital Goods)*	1,465,220

		12,947,084

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 0.7%
221,000	Belle International Holdings Ltd. (Retailing)	$432,553
652,000	China Resources Cement Holdings Ltd. (Materials)	665,080

		1,097,633

Ireland – 1.3%
47,956	Kerry Group PLC Class A (Food, Beverage & Tobacco)(a)	1,986,314

Italy – 5.1%
103,439	Azimut Holding SpA (Diversified Financials)	1,322,724
229,197	Banca Popolare di Milano Scarl (Banks)(a)	784,383
33,901	Buzzi Unicem SpA (Materials)	524,271
245,067	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	1,764,488
353,869	Gruppo Editoriale L’Espresso SpA (Media)*	1,099,168
515,654	Hera SpA (Utilities)	1,304,487
86,720	Unione di Banche Italiane ScpA (Banks)	777,340

		7,576,861

Japan – 15.1%
21,900	Advantest Corp. (Semiconductors & Semiconductor Equipment)	435,234
10,600	Aeon Mall Co. Ltd. (Real Estate)	254,934
23,800	Ahresty Corp. (Automobiles & Components)	175,928
5,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	187,156
107,000	Calsonic Kansei Corp. (Automobiles & Components)	436,023
22,400	Capcom Co. Ltd. (Software & Services)	416,263
26,500	Cosel Co. Ltd. (Capital Goods)	417,945
8,200	Dai-ichi Seiko Co. Ltd. (Technology Hardware & Equipment)	422,807
6,300	DCM Holdings Co. Ltd. (Retailing)	40,074
109,000	DIC Corp. (Materials)	261,295
87,000	Dowa Holdings Co. Ltd. (Materials)	570,567
152	Dwango Co. Ltd. (Software & Services)	410,924
13,200	FamilyMart Co. Ltd. (Food & Staples Retailing)	479,131
8,800	FP Corp. (Materials)	507,839
17,400	HAJIME CONSTRUCTION Co. Ltd. (Consumer Durables & Apparel)	407,594
46,300	Hitachi Transport System Ltd. (Transportation)	643,381
126,000	Hokuhoku Financial Group, Inc. (Banks)	240,463
165,000	J. Front Retailing Co. Ltd. (Retailing)	717,023
14,800	JSR Corp. (Materials)	311,363
112,800	JVC Kenwood Holdings, Inc. (Consumer Durables & Apparel)*	581,137
30,400	Keihin Corp. (Automobiles & Components)	582,076
22,400	Koa Corp. (Technology Hardware & Equipment)	249,902
38,500	Kyoei Steel Ltd. (Materials)	676,533
66	M3, Inc. (Health Care Equipment & Services)	428,965
12,300	Mandom Corp. (Household & Personal Products)	323,373
23,100	Maruichi Steel Tube Ltd. (Materials)	574,847
140,000	Mazda Motor Corp. (Automobiles & Components)*	321,480
256	Message Co. Ltd. (Health Care Equipment & Services)	734,809
78,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	611,087
1,911	Monex Group, Inc. (Diversified Financials)	380,638
178	MTI Ltd. (Software & Services)	336,482
68,000	Nichias Corp. (Capital Goods)	413,749
23,200	Nichicon Corp. (Technology Hardware & Equipment)	356,564
51,500	Nichii Gakkan Co. (Health Care Equipment & Services)	405,216
37,000	Nippon Denko Co. Ltd. (Materials)	242,010
24,700	Nipro Corp. (Health Care Equipment & Services)	503,735
9,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	199,916
53,000	Press Kogyo Co. Ltd. (Automobiles & Components)	242,439
33,000	Rengo Co. Ltd. (Materials)	197,549
10,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	406,139
20,400	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	357,328
26,000	Seiko Epson Corp. (Technology Hardware & Equipment)	452,417
37,000	Sumitomo Bakelite Co. Ltd. (Materials)	237,290
38,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	250,590
56,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	152,262
17,900	Taikisha Ltd. (Capital Goods)	343,712
66,000	The Iyo Bank Ltd. (Banks)	551,943
93,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	435,472
114,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	365,832
91,000	The Oita Bank Ltd. (Banks)	289,772
67,300	The Sankei Building Co. Ltd. (Real Estate)	383,607
45,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	207,230
14,200	THK Co. Ltd. (Capital Goods)	364,999

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

107,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	$320,698
6,200	Toyo Tanso Co. Ltd. (Capital Goods)	344,382
72,000	Tsubakimoto Chain Co. (Capital Goods)	383,082
10,700	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	332,811
26,000	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	308,941
37,500	Yamaha Corp. (Consumer Durables & Apparel)	469,017

		22,655,975

Luxembourg – 1.9%
13,850	Millicom International Cellular SA SDR (Telecommunication Services)	1,502,402
751,298	Regus PLC (Commercial & Professional Services)	1,408,914

		2,911,316

Netherlands – 4.4%
21,545	CSM NV (Food, Beverage & Tobacco)	825,346
32,187	Eurocommercial Properties NV CVA (REIT)	1,654,171
15,968	Fugro NV CVA (Energy)	1,463,651
38,886	Imtech NV (Capital Goods)	1,476,772
23,749	Koninklijke Vopak NV (Transportation)	1,137,834

		6,557,774

Papua New Guinea – 0.3%
63,050	Oil Search Ltd. (Energy)	488,326

Russia – 0.4%
19,300	Eurasia Drilling Co. Ltd. GDR (Energy)	650,410

Singapore – 0.4%
454,000	CapitaMalls Asia Ltd. (Real Estate)	657,733

South Korea – 5.3%
247,520	Foosung Co. Ltd. (Materials)*	1,918,483
17,610	Hanwha Chemical Corp. (Materials)	785,911
22,960	Iljin Materials Co. Ltd. (Technology Hardware & Equipment)	762,727
93,834	Jinsung T.E.C. Co. Ltd. (Capital Goods)	1,313,445
3,476	NCSoft Corp. (Software & Services)	921,813
10,037	POSCO Chemtech Co. Ltd. (Materials)	1,497,651
4,172	SK Holdings Co. Ltd. (Capital Goods)	749,772

		7,949,802

Spain – 0.6%
13,059	Tecnicas Reunidas SA (Energy)	820,254

Sweden – 1.8%
48,150	Boliden AB (Materials)*	1,086,041
74,038	Hufvudstaden AB Class A (Real Estate)	949,744
166,703	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	692,993

		2,728,778

Switzerland – 4.2%
15,930	Dufry Group (Registered) (Retailing)*	2,083,926
23,423	Gategroup Holding AG (Commercial & Professional Services)*	1,255,347
542	Lindt & Spruengli AG (Food, Beverage & Tobacco)*	1,796,703
32,846	Temenos Group AG (Registered) (Software & Services)*	1,092,613

		6,228,589

Taiwan – 0.3%
382,000	Shihlin Electric & Engineering Corp. (Capital Goods)	480,815

United Kingdom – 15.9%
106,178	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	698,333
430,969	Aberdeen Asset Management PLC (Diversified Financials)	1,655,076
224,386	Amlin PLC (Insurance)	1,569,458
101,902	Cape PLC (Commercial & Professional Services)	956,113
115,319	Chemring Group PLC (Capital Goods)	1,293,493
83,999	Close Brothers Group PLC (Diversified Financials)	1,139,545
44,606	Derwent London PLC (REIT)	1,338,224
371,865	GKN PLC (Automobiles & Components)	1,387,612
178,147	Greene King PLC (Consumer Services)	1,459,872
275,303	Halfords Group PLC (Retailing)	1,819,370
209,573	HomeServe PLC (Commercial & Professional Services)	1,712,213
60,029	Intercontinental Hotels Group PLC (Consumer Services)	1,317,806
359,418	Metric Property Investments PLC (REIT)*	639,377
256,403	Misys PLC (Software & Services)*	1,352,404
100,848	Mondi PLC (Materials)	1,002,324
163,877	Rexam PLC (Materials)	1,071,021
85,809	Travis Perkins PLC (Capital Goods)	1,545,554
61,775	Virgin Media, Inc. (Media)	1,869,311

		23,827,106

TOTAL COMMON STOCKS
(Cost $124,039,868)		$143,583,300

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Rate	Value

Short-term Investment(b) – 3.8%
JPMorgan U.S. Government Money Market Fund — Capital Shares
5,626,201	0.010%	$5,626,201
(Cost $5,626,201)

TOTAL INVESTMENTS – 99.5%
(Cost $129,666,069)		$149,209,501

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		817,889

NET ASSETS – 100.0%		$150,027,390

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
CVA	—	Dutch Certification
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones STOXX Small 200 Index	56	June 2011	$774,286	$5,948
MSCI Singapore Index	16	May 2011	968,849	(5,321)

TOTAL				$627

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 86.8%
Australia – 0.5%
236,653	CFS Retail Property Trust (REIT)	$464,619

Belgium – 0.4%
6,607	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	319,205

Czech Republic – 0.4%
5,817	CEZ AS (Utilities)	333,694

Denmark – 1.9%
12,055	Carlsberg A/S Class B (Food, Beverage & Tobacco)	1,430,386
4,491	Tryg A/S (Insurance)	287,071

		1,717,457

Finland – 0.4%
5,379	Outotec Oyj (Capital Goods)	341,121

France – 10.6%
2,177	Air Liquide SA (Materials)	321,661
5,571	Air Liquide SA — Prime De Fidelite (Materials)*	823,138
18,440	BNP Paribas (Banks)	1,457,765
8,856	Compagnie Generale de Geophysique — Veritas (Energy)*	311,978
23,212	GDF Suez SA (Utilities)	949,122
3,002	PPR (Retailing)	536,716
11,064	Remy Cointreau SA (Food, Beverage & Tobacco)	911,347
47,077	Safran SA (Capital Goods)	1,826,390
7,732	Societe Generale SA (Banks)	516,713
29,395	Total SA (Energy)	1,882,497

		9,537,327

Germany – 5.5%
16,050	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,409,103
12,710	Daimler AG (Registered) (Automobiles & Components)	982,310
12,702	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	865,956
12,660	Kabel Deutschland Holding AG (Media)*	790,853
4,718	Volkswagen AG Preference Shares (Automobiles & Components)*	928,588

		4,976,810

Hong Kong – 2.3%
123,500	BOC Hong Kong (Holdings) Ltd. (Banks)	388,226
121,000	Hang Lung Properties Ltd. (Real Estate)	539,557
179,500	Lifestyle International Holdings Ltd. (Retailing)	514,325
38,577	Sun Hung Kai Properties Ltd. (Real Estate)	604,213

		2,046,321

Indonesia – 1.1%
109,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	517,780
1,066,500	PT Perusahaan Gas Negara (Utilities)	499,471

		1,017,251

Israel – 0.8%
15,117	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	691,300

Italy – 6.9%
49,200	Azimut Holding SpA (Diversified Financials)	629,144
100,653	Eni SpA (Energy)	2,694,847
733,184	Telecom Italia SpA (Telecommunication Services)	945,452
593,429	UniCredit SpA (Banks)	1,528,265
41,315	Unione di Banche Italiane ScpA (Banks)	370,339

		6,168,047

Japan – 19.1%
22,500	Advantest Corp. (Semiconductors & Semiconductor Equipment)	447,158
83,000	Calsonic Kansei Corp. (Automobiles & Components)	338,224
112,000	DIC Corp. (Materials)	268,487
6,300	East Japan Railway Co. (Transportation)	350,157
4,000	FANUC Corp. (Capital Goods)	669,598
25,000	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	777,197
18,000	Honda Motor Co. Ltd. (Automobiles & Components)	691,994
27,200	JSR Corp. (Materials)	572,234
87,900	JX Holdings, Inc. (Energy)	619,052
50	KDDI Corp. (Telecommunication Services)	333,804
41,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	576,926
63,000	Kubota Corp. (Capital Goods)	604,054
4,300	Kyocera Corp. (Technology Hardware & Equipment)	474,440
43,000	Mitsubishi Electric Corp. (Capital Goods)	478,731
23,000	Mitsubishi Estate Co. Ltd. (Real Estate)	402,495
72,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	564,080
146,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	700,740

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

60,300	Mitsui & Co. Ltd. (Capital Goods)	$1,073,044
1,213	Monex Group, Inc. (Diversified Financials)	241,609
3,900	Nidec Corp. (Capital Goods)	340,894
13,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	624,405
98,200	Nissan Motor Co. Ltd. (Automobiles & Components)	944,833
4,680	ORIX Corp. (Diversified Financials)	459,787
33,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	897,023
16,500	Seiko Epson Corp. (Technology Hardware & Equipment)	287,111
23,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	591,403
28,500	Sony Corp. (Consumer Durables & Apparel)	804,711
38,000	Sumitomo Metal Mining Co. Ltd. (Materials)	678,511
17,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	540,477
47,000	Yamaguchi Financial Group, Inc. (Banks)	424,508
31,700	Yamaha Corp. (Consumer Durables & Apparel)	396,476

		17,174,163

Luxembourg – 0.5%
238,823	Regus PLC (Commercial & Professional Services)	447,875

Netherlands – 2.8%
72,525	Koninklijke KPN NV (Telecommunication Services)	1,151,009
56,376	TNT NV (Transportation)	1,387,352

		2,538,361

Sweden – 2.4%
136,208	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	566,224
102,037	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,548,261

		2,114,485

Switzerland – 11.5%
17,726	Aryzta AG (Food, Beverage & Tobacco)	988,730
17,880	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,156,463
10,845	Julius Baer Group Ltd. (Diversified Financials)*	507,522
2,035	Kuehne + Nagel International AG (Registered) (Transportation)	325,423
232	Lindt & Spruengli AG (Food, Beverage & Tobacco)*	769,069
27,584	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,635,736
1,654	Straumann Holding AG (Registered) (Health Care Equipment & Services)	432,706
7,099	Sulzer AG (Registered) (Capital Goods)	1,282,436
3,178	Syngenta AG (Registered) (Materials)	1,123,923
11,258	Temenos Group AG (Registered) (Software & Services)*	374,494
64,828	UBS AG (Registered) (Diversified Financials)*	1,297,375
21,136	Weatherford International Ltd. (Energy)*	453,303

		10,347,180

United Kingdom – 19.7%
72,516	Admiral Group PLC (Insurance)	2,051,535
59,605	Amlin PLC (Insurance)	416,905
23,513	Anglo American PLC (Materials)	1,232,529
16,664	Autonomy Corp. PLC (Software & Services)*	449,736
36,801	Capita Group PLC (Commercial & Professional Services)	452,965
64,152	GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,401,403
223,757	Halfords Group PLC (Retailing)	1,478,723
254,409	HSBC Holdings PLC (Banks)	2,775,071
53,449	Inmarsat PLC (Telecommunication Services)	544,342
25,842	Reckitt Benckiser Group PLC (Household & Personal Products)	1,438,032
168,596	Reed Elsevier PLC (Media)	1,493,638
24,427	Rio Tinto PLC (Materials)	1,782,324
18,739	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	581,519
26,146	Smiths Group PLC (Capital Goods)	583,000
41,226	Tullow Oil PLC (Energy)	989,145

		17,670,867

TOTAL COMMON STOCKS
(Cost $64,200,670)		$77,906,083

Exchange Traded Funds – 6.4%
Australia – 4.7%
146,856	iShares MSCI Australia Index Fund	$4,151,619

Other – 1.7%
30,987	iShares MSCI Emerging Markets Index Fund	1,549,350

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,881,675)		$5,700,969

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Rate	Value

Short-term Investment(b) – 5.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
4,699,015	0.010%	$4,699,015
(Cost $4,699,015)

TOTAL INVESTMENTS – 98.4%
(Cost $71,781,360)		$88,306,067

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		1,425,043

NET ASSETS – 100.0%		$89,731,110

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Hang Seng Index	7	May 2011	$1,058,394	$(28,233)
SPI 200 Index	25	June 2011	3,293,780	149,160

TOTAL				$120,927

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	Concentrated	International	Strategic
	International	Small Cap	International
	Equity Fund	Fund	Equity Fund
Assets:

Investments in securities, at value (identified cost $212,426,823, $129,666,069 and $71,781,360, respectively)	$226,823,665	$149,209,501	$88,306,067
Foreign currencies, at value (identified cost $437,554, $378,027 and $121,542, respectively)	449,437	379,891	123,376
Receivables:
Investment securities sold, at value	5,266,240	1,249,064	3,326,522
Dividends, at value	704,244	473,005	297,595
Fund shares sold	301,165	196,048	241,165
Foreign tax reclaims, at value	297,920	51,405	139,592
Reimbursement from investment adviser	63,463	83,740	63,701
Other assets	176,724	45,092	787

Total assets	234,082,858	151,687,746	92,498,805

Liabilities:

Due to custodian	—	—	32,193
Payables:
Investment securities purchased, at value	4,797,726	1,361,715	2,300,579
Fund shares redeemed	880,094	34,825	202,757
Amounts owed to affiliates	263,544	149,582	97,736
Due to broker — variation margin, at value	147,348	3,385	49,047
Accrued expenses	121,249	110,849	85,383

Total liabilities	6,209,961	1,660,356	2,767,695

Net Assets:

Paid-in capital	499,176,418	169,799,946	129,558,054
Accumulated undistributed (distributions in excess of) net investment income	604,567	(198,420)	18,505
Accumulated net realized loss from investment, futures and foreign currency related transactions	(286,771,960)	(39,129,835)	(56,533,461)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	14,863,872	19,555,699	16,688,012

NET ASSETS	$227,872,897	$150,027,390	$89,731,110

Net Assets:
Class A	$167,161,966	$35,065,711	$64,254,242
Class B	1,809,917	960,521	6,412,450
Class C	21,435,693	3,229,774	8,877,258
Institutional	37,094,348	110,041,772	10,149,947
Service	369,717	410,464	—
Class IR	1,256	319,148	11,231
Class R	—	—	25,982

Total Net Assets	$227,872,897	$150,027,390	$89,731,110

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,153,918	2,072,800	4,989,719
Class B	100,509	57,857	553,575
Class C	1,247,364	197,445	756,710
Institutional	1,990,416	6,317,796	754,774
Service	20,084	24,389	—
Class IR	67	18,311	867
Class R	—	—	2,025

Net asset value, offering and redemption price per share:(a)
Class A	$18.26	$16.92	$12.88
Class B	18.01	16.60	11.58
Class C	17.18	16.36	11.73
Institutional	18.64	17.42	13.45
Service	18.41	16.83	—
Class IR	18.63	17.43	12.95
Class R	—	—	12.83

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $19.32, $17.90 and $13.63, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $204,528, $98,616 and $85,203, respectively)	$2,612,774	$1,137,935	$1,124,109
Interest	3,866	153	2,105

Total investment income	2,616,640	1,138,088	1,126,214

Expenses:

Management fees	1,101,922	771,876	414,162
Distribution and Service fees(a)	312,512	55,613	154,322
Transfer Agent fees(a)	181,975	53,381	77,799
Printing and mailing costs	70,709	36,309	43,923
Custody and accounting fees	59,223	76,241	61,176
Professional fees	49,005	59,424	46,515
Registration fees	45,689	51,912	53,141
Trustee fees	8,259	8,170	8,110
Service share fees — Service Plan	435	432	—
Service share fees — Shareholder Administration Plan	435	432	—
Other	8,851	7,989	6,353

Total expenses	1,839,015	1,121,779	865,501

Less — expense reductions	(127,118)	(195,085)	(139,345)

Net expenses	1,711,897	926,694	726,156

NET INVESTMENT INCOME	904,743	211,394	400,058

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions	2,750,445	9,080,530	7,092,927
Futures transactions	649,014	319,551	83,643
Foreign currency related transactions	34,619	300,814	44,577
Net change in unrealized gain (loss) on:
Investments	17,218,956	13,090,777	2,211,993
Futures	425,668	(36,811)	91,714
Translation of asset and liabilities denominated in foreign currencies	63,465	(230,357)	26,934

Net realized and unrealized gain from investment, futures and foreign currency related transactions	21,142,167	22,524,504	9,551,788

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,046,910	$22,735,898	$9,951,846

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$202,266	$9,250	$100,996	$—	$153,723	$1,757	$19,189	$7,235	$70	$1	$—
International Small Cap	37,466	4,564	13,583	—	28,474	867	2,581	21,249	69	141	—
Strategic International Equity	78,079	32,500	43,676	67	59,340	6,175	8,299	3,941	—	18	26

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the
	Six Months Ended	For the
	April 30, 2011	Fiscal Year Ended
	(Unaudited)	October 31, 2010

From operations:

Net investment income	$904,743	$1,392,739
Net realized gain from investment, futures and foreign currency related transactions	3,434,078	43,056,475
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	17,708,089	(19,807,744)

Net increase in net assets resulting from operations	22,046,910	24,641,470

Distributions to shareholders:

From net investment income
Class A Shares	(2,598,525)	(3,220,118)
Class B Shares	(12,498)	(32,097)
Class C Shares	(212,625)	(294,539)
Institutional Shares	(732,671)	(738,538)
Service Shares	(4,981)	(8,915)
Class IR Shares(a)	(23)	—
Class R Shares	—	—

Total distributions to shareholders	(3,561,323)	(4,294,207)

From capital transactions:

Proceeds from sales of shares	18,240,676	35,680,882
Proceeds received in connection with in-kind transactions	—	—
Reinvestment of distributions	3,123,196	3,840,975
Cost of shares redeemed	(33,230,384)	(55,574,261	)(b)

Net increase (decrease) in net assets resulting from share transactions	(11,866,512)	(16,052,404)

TOTAL INCREASE (DECREASE)	6,619,075	4,294,859

Net assets:

Beginning of period	221,253,822	216,958,963

End of period	$227,872,897	$221,253,822

Accumulated undistributed (distributions in excess of) net investment income	$604,567	$3,261,147

(a)	Commenced operations on August 31, 2010 for Concentrated International Equity and International Small Cap Funds.
(b)	Net of $2,028, $1,163 and $1,112 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund			Strategic International Equity Fund
For the			For the
Six Months Ended	For the		Six Months Ended	For the
April 30, 2011	Fiscal Year Ended		April 30, 2011	Fiscal Year Ended
(Unaudited)	October 31, 2010		(Unaudited)	October 31, 2010

$211,394	$721,873		$400,058	$607,516
9,700,895	18,029,146		7,221,147	3,721,448
12,823,609	2,917,026		2,330,641	6,252,343

22,735,898	21,668,045		9,951,846	10,581,307

(435,730)	(791,098)		(621,039)	(703,627)
(8,519)	(29,808)		(19,857)	(44,977)
(23,645)	(53,969)		(30,374)	(55,717)
(1,971,757)	(2,676,286)		(285,469)	(93,133)
(7,243)	(14,397)		—	—
(23)	—		(69)	(92)
—	—		(183)	(434)

(2,446,917)	(3,565,558)		(956,991)	(897,980)

37,411,977	45,107,517		9,590,756	19,726,492
—	—		—	10,452,957
2,330,163	3,397,774		881,245	824,620
(26,071,883)	(45,043,914	)(b)	(27,425,456)	(23,375,978	)(b)

13,670,257	3,461,377		(16,953,455)	7,628,091

33,959,238	21,563,864		(7,958,600)	17,311,418

116,068,152	94,504,288		97,689,710	80,378,292

$150,027,390	$116,068,152		$89,731,110	$97,689,710

$(198,420)	$2,037,103		$18,505	$575,438

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net	Increase from
	beginning	investment		and unrealized	investment	investment	regulatory
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$16.81	$0.07		$1.65	$1.72	$(0.27)	$—
2011 - B	16.46	—	(d)	1.66	1.66	(0.11)	—
2011 - C	15.79	0.01		1.55	1.56	(0.17)	—
2011 - Institutional	17.18	0.11		1.69	1.80	(0.34)	—
2011 - Service	16.92	0.06		1.68	1.74	(0.25)	—
2011 - IR	17.22	0.10		1.65	1.75	(0.34)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—

2009 - A	13.18	0.21		2.41	2.62	(0.75)	0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	19.40	—	(d)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(d)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	24.04	0.44	(f)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(f)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(f)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(f)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(f)	(4.93)	(4.52)	(0.19)	0.09

2007 - A	21.05	0.24		2.91	3.15	(0.16)	—
2007 - B	20.32	0.05		2.82	2.87	—	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)	—
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)	—
2007 - Service	21.19	0.20		2.95	3.15	(0.17)	—

2006 - A	17.78	0.23		3.19	3.42	(0.15)	—
2006 - B	17.16	0.05		3.11	3.16	—	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)	—
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)	—
2006 - Service	17.91	0.27		3.13	3.40	(0.12)	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Fiscal Year Ended October 31, 2009	21.64%	20.44%	20.79%	21.99%	21.50%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(f)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$18.26	10.39%		$167,162	1.54	%(c)	1.66	%(c)	0.83	%(c)	50%
18.01	10.12		1,810	2.29	(c)	2.41	(c)	0.03	(c)	50
17.18	9.96		21,436	2.29	(c)	2.41	(c)	0.09	(c)	50
18.64	10.66		37,094	1.14	(c)	1.26	(c)	1.22	(c)	50
18.41	10.39		370	1.64	(c)	1.76	(c)	0.74	(c)	50
18.63	10.35		1	1.29	(c)	1.41	(c)	1.17	(c)	50

16.81	12.48		162,231	1.54		1.61		0.66		182
16.46	11.69		1,944	2.29		2.36		(0.07)		182
15.79	11.72		20,031	2.29		2.36		(0.11)		182
17.18	12.95		36,693	1.14		1.21		1.05		182
16.92	12.37		354	1.64		1.71		0.54		182
17.22	13.81		1	1.29	(c)	1.36	(c)	0.08	(c)	182

15.22	22.88	(e)	165,054	1.54		1.65		1.65		129
14.90	21.81	(e)	2,893	2.29		2.40		0.93		129
14.35	21.84	(e)	18,510	2.29		2.40		0.80		129
15.55	23.28	(e)	30,009	1.14		1.25		1.95		129
15.32	22.69	(e)	493	1.64		1.75		1.51		129

13.18	(32.11)		187,435	1.54	(c)	1.72	(c)	0.02	(c)	21
12.72	(32.16)		3,686	2.29	(c)	2.47	(c)	(0.74	)(c)	21
12.40	(32.17)		14,057	2.29	(c)	2.47	(c)	(0.74	)(c)	21
13.50	(32.06)		40,837	1.14	(c)	1.32	(c)	0.54	(c)	21
13.28	(32.12)		518	1.64	(c)	1.82	(c)	(0.09	)(c)	21

19.40	(18.37	)(e)	297,558	1.54		1.55		(1.92	)(f)	178
18.75	(19.01	)(e)	6,424	2.29		2.30		0.96	(f)	178
18.28	(18.97	)(e)	21,480	2.29		2.30		1.18	(f)	178
19.87	(18.03	)(e)	107,197	1.14		1.15		2.46	(f)	178
19.55	(18.46	)(e)	755	1.64		1.65		1.79	(f)	178

24.04	15.03		400,976	1.55		1.55		1.02		97
23.19	14.12		12,534	2.30		2.30		0.22		97
22.68	14.12		29,244	2.30		2.30		0.43		97
24.61	15.45		124,229	1.15		1.15		1.40		97
24.17	14.90		1,386	1.65		1.65		0.84		97

21.05	19.26		390,054	1.54		1.58		1.15		59
20.32	18.41		14,576	2.29		2.33		0.24		59
19.90	18.44		22,982	2.29		2.33		0.40		59
21.53	19.72		99,325	1.14		1.18		1.54		59
21.19	19.10		1,301	1.64		1.68		1.37		59

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$14.62	$—	(c)(d)	$2.55	$2.55	$(0.25)
2011 - B	14.29	(0.06	)(d)	2.50	2.44	(0.13)
2011 - C	14.10	(0.06	)(d)	2.47	2.41	(0.15)
2011 - Institutional	15.06	0.03	(d)	2.63	2.66	(0.30)
2011 - Service	14.53	0.01	(d)	2.52	2.53	(0.23)
2011 - IR	15.09	0.05	(d)	2.59	2.64	(0.30)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	12.27	0.04	(f)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(f)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(f)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(f)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(f)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(f)	2.17	2.19	—

2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(c)	(5.58)	(5.58)	—
2008 - C	14.60	—	(c)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	21.18	0.16	(g)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(g)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(g)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(g)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(g)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(c)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

2006 - A	15.83	0.02		2.41	2.43	(0.10)
2006 - B	15.25	(0.13)		2.35	2.22	—
2006 - C	15.19	(0.11)		2.32	2.21	—
2006 - Institutional	16.35	0.09		2.48	2.57	(0.13)
2006 - Service	15.80	0.02		2.39	2.41	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(h)	Total return reflects the impact of payments for regulatory settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$16.92	17.81%		$35,066	1.60	%(e)	1.88	%(e)	0.01	%(d)(e)	60%
16.60	17.38		961	2.35	(e)	2.63	(e)	(0.75	)(d)(e)	60
16.36	17.41		3,230	2.35	(e)	2.63	(e)	(0.76	)(d)(e)	60
17.42	18.06		110,042	1.20	(e)	1.48	(e)	0.42	(d)(e)	60
16.83	17.75		410	1.70	(e)	1.98	(e)	0.11	(d)(e)	60
17.43	17.98		319	1.35	(e)	1.63	(e)	0.58	(d)(e)	60

14.62	23.11		23,503	1.60		1.86		0.31	(f)	155
14.29	22.24		919	2.35		2.61		(0.45	)(f)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(f)	155
15.06	23.61		89,035	1.20		1.46		0.78	(f)	155
14.53	22.91		490	1.70		1.96		0.23	(f)	155
15.09	16.74		1	1.35	(e)	1.61	(e)	0.73	(e)(f)	155

12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(e)	2.39	(e)	0.99	(e)	24
9.12	(37.92)		986	2.35	(e)	3.14	(e)	0.23	(e)	24
9.06	(37.95)		2,239	2.35	(e)	3.14	(e)	0.22	(e)	24
9.82	(37.85)		28,581	1.20	(e)	1.99	(e)	1.43	(e)	24
9.42	(37.90)		294	1.70	(e)	2.49	(e)	0.87	(e)	24

15.26	(26.10	)(h)	39,376	1.64		1.78		0.85	(g)	117
14.70	(26.69	)(h)	1,862	2.39		2.53		0.14	(g)	117
14.60	(26.65	)(h)	3,950	2.39		2.53		0.18	(g)	117
15.81	(25.81	)(h)	55,901	1.24		1.38		1.42	(g)	117
15.18	(26.16	)(h)	454	1.74		1.88		0.84	(g)	117

21.18	17.73		105,435	1.65		1.77		(0.01)		88
20.41	16.83		4,566	2.40		2.52		(0.74)		88
20.27	16.85		8,681	2.40		2.52		(0.77)		88
21.94	18.23		99,069	1.25		1.37		0.39		88
21.10	17.56		1,215	1.75		1.87		(0.06)		88

18.16	15.39		98,861	1.64		1.79		0.10		60
17.47	14.56		4,615	2.39		2.54		(0.73)		60
17.40	14.55		8,314	2.39		2.54		(0.66)		60
18.79	15.79		92,505	1.24		1.39		0.48		60
18.13	15.29		750	1.74		1.89		0.10		60

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to Shareholders

	Net asset								Increase
	value,	Net		Net realized	Total from	From net	From net		from
	beginning	investment		and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$11.71	$0.06		$1.23	$1.29	$(0.12)	$—	$(0.12)	$—
2011 - B	10.49	0.01		1.11	1.12	(0.03)	—	(0.03)	—
2011 - C	10.63	0.01		1.13	1.14	(0.04)	—	(0.04)	—
2011 - Institutional	12.24	0.06		1.31	1.37	(0.16)	—	(0.16)	—
2011 - IR	11.70	0.04		1.32	1.36	(0.11)	—	(0.11)	—
2011 - R	11.64	0.04		1.23	1.27	(0.08)	—	(0.08)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	10.55	0.10		1.19	1.29	(0.13)	—	(0.13)	—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)	—

2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	—	(0.36)	0.01

2008 - A	27.90	0.28	(e)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15	(e)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14	(e)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40	(e)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(e)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23	(e)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)		8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)		8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)		8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06		9.24	9.30	—	—	—	—

2006 - A	15.24	(0.01)		3.77	3.76	(0.07)	—	(0.07)	—
2006 - B	14.40	(0.10)		3.58	3.48	—	—	—	—
2006 - C	14.50	(0.10)		3.59	3.49	—	—	—	—
2006 - Institutional	15.56	0.09		3.83	3.92	(0.14)	—	(0.14)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

						Ratio of				Ratio of		Ratio of net
			Net assets,	Ratio of		net expenses		Ratio of		net investment		investment
Net asset			end of	net expenses		(not including		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total		period	to average		fees paid		to average		to average		(not including fees		turnover
of period	return(b)		(in 000s)	net assets		indirectly)		net assets		net assets		paid indirectly)		rate

$12.88	11.09%		$64,254	1.45	%(c)	1.45	%(c)	1.74	%(c)	0.95	%(c)	0.95	%(c)	66%
11.58	10.71		6,412	2.20	(c)	2.20	(c)	2.49	(c)	0.17	(c)	0.17	(c)	66
11.73	10.73		8,877	2.20	(c)	2.20	(c)	2.49	(c)	0.20	(c)	0.20	(c)	66
13.45	11.33		10,150	1.05	(c)	1.05	(c)	1.34	(c)	0.92	(c)	0.92	(c)	66
12.95	11.72		11	1.20	(c)	1.20	(c)	1.49	(c)	0.70	(c)	0.70	(c)	66
12.83	10.93		26	1.70	(c)	1.70	(c)	1.99	(c)	0.71	(c)	0.71	(c)	66

11.71	12.34		60,561	1.45		1.45		1.71		0.89		0.89		121
10.49	11.44		6,814	2.20		2.20		2.46		0.12		0.12		121
10.63	11.48		8,845	2.20		2.20		2.46		0.13		0.13		121
12.24	12.69		21,434	1.05		1.05		1.31		0.90		0.90		121
11.70	12.55		7	1.20		1.20		1.46		1.13		1.13		121
11.64	12.06		28	1.70		1.70		1.96		0.67		0.67		121

10.55	22.50	(d)	55,454	1.45		1.45		1.98		1.52		1.52		133
9.46	21.58	(d)	8,958	2.20		2.20		2.73		0.93		0.93		133
9.59	21.47	(d)	9,520	2.20		2.20		2.73		0.92		0.92		133
11.02	22.91	(d)	6,408	1.05		1.05		1.58		2.02		2.02		133
10.54	22.71	(d)	6	1.20		1.20		1.73		1.88		1.88		133
10.52	22.07	(d)	33	1.70		1.70		2.23		0.81		0.81		133

9.01	(49.64	)(d)	38,194	1.40		1.40		1.73		1.80	(e)	1.80	(e)	108
8.08	(50.09	)(d)	10,697	2.15		2.15		2.48		1.01	(e)	1.01	(e)	108
8.17	(50.00	)(d)	10,577	2.15		2.15		2.48		1.00	(e)	1.00	(e)	108
9.42	(49.45	)(d)	5,499	1.00		1.00		1.33		2.46	(e)	2.46	(e)	108
9.03	(47.70	)(d)	5	1.15	(c)	1.15	(c)	1.48	(c)	2.18	(c)(e)	2.18	(c)(e)	108
8.99	(47.93	)(d)	5	1.65	(c)	1.65	(c)	1.98	(c)	1.68	(c)(e)	1.68	(c)(e)	108

27.90	49.69		101,641	1.69		1.71		1.85		(0.09)		(0.11)		135
26.18	48.67		31,881	2.31		2.33		2.48		(0.69)		(0.71)		135
26.35	48.70		34,984	2.31		2.34		2.46		(0.72)		(0.74)		135
28.64	50.34		27,498	1.29		1.31		1.41		0.27		(0.25)		135

18.93	24.79		87,839	1.75		1.85		1.85		(0.04)		(0.15)		74
17.88	24.17		27,959	2.30		2.40		2.40		(0.56)		(0.70)		74
17.99	24.07		37,889	2.30		2.40		2.40		(0.58)		(0.68)		74
19.34	25.35		34,332	1.30		1.40		1.40		0.48		0.39		74

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAMI or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2011:

CONCENTRATED INTERNATIONAL EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$17,672,743	$195,307,453	(a)	$—
Short-term Investment	13,843,469	—		—

Total	$31,516,212	$195,307,453		$—

Derivative Type

Assets
Futures Contracts(b)	$453,446	$—		$—

Liabilities
Futures Contracts(b)	$(76,633)	$—		$—

INTERNATIONAL SMALL CAP
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$19,128,493	$124,454,807	(a)	$—
Short-term Investment	5,626,201	—		—

Total	$24,754,694	$124,454,807		$—

Derivative Type

Assets
Futures Contracts(b)	$5,948	$—		$—

Liabilities
Futures Contracts(b)	$(5,321)	$—		$—

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$6,392,278	$77,214,774	(a)	$—
Short-term Investment	4,699,015	—		—

Total	$11,091,293	$77,214,774		$—

Derivative Type

Assets
Futures Contracts(b)	$149,160	$—		$—

Liabilities
Futures Contracts(b)	$(28,233)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

During the six months ended April 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities(a)
Concentrated International Equity	Equity	Due from broker — variation margin, at value	$453,446	Due to broker — variation margin, at value	$(76,633)

International Small Cap	Equity	Due from broker — variation margin, at value	5,948	Due to broker — variation margin, at value	(5,321)

Strategic International Equity	Equity	Due from broker — variation margin, at value	149,160	Due to broker — variation margin, at value	(28,233)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Concentrated International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$649,014	$425,668	125

International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	319,551	(36,811)	224

Strategic International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	83,643	91,714	50

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2011, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Concentrated International Equity	$2,300	$—	$700

International Small Cap	2,000	—	—

Strategic International Equity	2,300	—	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.104%, 0.064% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended April 30, 2011, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Other
Expense
Fund	Reimbursement

Concentrated International Equity	$127

International Small Cap	195

Strategic International Equity	139

As of April 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Concentrated International Equity	$182	$52	$30	$264

International Small Cap	130	11	9	150

Strategic International Equity	61	25	12	98

G. Line of Credit Facility — As of April 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended April 30, 2011, Goldman Sachs earned approximately $3,600, $9,200 and $1,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
As of April 30, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 56% of the total outstanding shares of the International Small Cap Fund.
As of April 30, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class IR Shares of the Concentrated International Equity Fund, and approximately 72% and 30% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2011, were as follows:

		Sales and
Fund	Purchases	Maturities

Concentrated International Equity	$102,439,942	$112,890,554

International Small Cap	87,623,173	79,256,714

Strategic International Equity	59,170,354	74,784,765

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2010, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Capital loss carryforward(1)
Expiring 2011	$(69,572,929)	$—	$—
Expiring 2016	(112,531,656)	(29,417,166)	(33,766,480)
Expiring 2017	(106,107,378)	(19,170,113)	(28,233,535)

Total capital loss carryforward	$(288,211,963)	$(48,587,279)	$(62,000,015)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Tax cost	$214,420,931	$130,119,179	$73,671,501

Gross unrealized gain	18,652,777	22,559,243	17,311,770
Gross unrealized loss	(6,250,043)	(3,468,921)	(2,677,204)

Net unrealized security gain	$12,402,734	$19,090,322	$14,634,566

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of passive foreign investment company investments.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	705,988	$12,257,439	1,352,781	$20,979,848
Shares converted from Class B(a)	2,421	40,172	11,084	168,757
Reinvestment of distributions	138,361	2,321,693	186,336	2,895,667
Shares redeemed	(1,344,767)	(23,261,464)	(2,743,715)	(41,801,308)

	(497,997)	(8,642,160)	(1,193,514)	(17,757,036)

Class B Shares
Shares sold	4,062	72,012	2,728	$44,843
Shares converted to Class A(a)	(2,452)	(40,172)	(11,273)	(168,757)
Reinvestment of distributions	726	12,047	2,028	31,083
Shares redeemed	(19,878)	(333,083)	(69,567)	(1,033,849)

	(17,542)	(289,196)	(76,084)	(1,126,680)

Class C Shares
Shares sold	177,779	2,913,171	326,753	4,736,440
Reinvestment of distributions	12,647	200,327	18,782	276,090
Shares redeemed	(211,862)	(3,439,825)	(366,688)	(5,326,994)

	(21,436)	(326,327)	(21,153)	(314,464)

Institutional Shares
Shares sold	169,069	2,987,318	622,482	9,868,170
Reinvestment of distributions	34,401	588,267	40,247	637,107
Shares redeemed	(348,744)	(6,170,234)	(457,421)	(7,181,621)

	(145,274)	(2,594,649)	205,308	3,323,656

Service Shares
Shares sold	620	10,736	3,269	50,581
Reinvestment of distributions	50	839	66	1,028
Shares redeemed	(1,488)	(25,778)	(14,635)	(230,489)

	(818)	(14,203)	(11,300)	(178,880)

Class IR Shares(b)
Shares sold	—	—	66	1,000
Reinvestment of distributions	1	23	—	—

	1	23	66	1,000

NET DECREASE	(683,066)	$(11,866,512)	(1,096,677)	$(16,052,404)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	642,089	$9,867,869	253,384	$3,297,286
Shares converted from Class B(a)	922	13,813	2,690	34,203
Reinvestment of distributions	25,507	386,439	58,797	728,489
Shares redeemed	(203,683)	(3,148,072)	(577,454)	(7,383,743)

	464,835	7,120,049	(262,583)	(3,323,765)

Class B Shares
Shares sold	3,288	49,616	16,244	215,185
Shares converted to Class A(a)	(938)	(13,813)	(2,741)	(34,203)
Reinvestment of distributions	529	7,888	2,315	28,197
Shares redeemed	(9,313)	(139,744)	(36,064)	(453,051)

	(6,434)	(96,053)	(20,246)	(243,872)

Class C Shares
Shares sold	63,608	953,962	17,551	220,183
Reinvestment of distributions	1,289	18,933	3,451	41,512
Shares redeemed	(17,796)	(264,037)	(33,034)	(410,356)

	47,101	708,858	(12,032)	(148,661)

Institutional Shares
Shares sold	1,633,685	25,883,550	3,115,637	41,298,321
Reinvestment of distributions	122,570	1,909,636	203,347	2,586,567
Shares redeemed	(1,350,053)	(22,005,383)	(2,809,893)	(36,697,617)

	406,202	5,787,803	509,091	7,187,271

Service Shares
Shares sold	23,668	367,542	5,968	75,542
Reinvestment of distributions	480	7,243	1,056	13,009
Shares redeemed	(33,502)	(514,647)	(7,242)	(99,147)

	(9,354)	(139,862)	(218)	(10,596)

Class IR Shares(b)
Shares sold	18,231	289,438	78	1,000
Reinvestment of distributions	2	24	—	—

	18,233	289,462	78	1,000

NET INCREASE	920,583	$13,670,257	214,090	$3,461,377

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	659,835	$7,929,512	1,417,598	$15,710,209
Shares converted from Class B(a)	36,618	428,352	101,475	1,077,562
Reinvestment of distributions	46,660	551,982	59,352	642,775
Shares redeemed	(927,237)	(11,336,859)	(1,662,660)	(17,233,320)

	(184,124)	(2,427,013)	(84,235)	197,226

Class B Shares
Shares sold	14,740	161,376	28,863	280,992
Shares converted to Class A(a)	(40,626)	(428,352)	(112,745)	(1,077,562)
Reinvestment of distributions	1,797	19,172	4,403	43,059
Shares redeemed	(71,754)	(780,468)	(218,009)	(2,123,326)

	(95,843)	(1,028,272)	(297,488)	(2,876,837)

Class C Shares
Shares sold	58,531	643,830	84,732	833,152
Reinvestment of distributions	2,447	26,452	4,910	48,660
Shares redeemed	(136,173)	(1,498,830)	(250,195)	(2,434,064)

	(75,195)	(828,548)	(160,553)	(1,552,252)

Institutional Shares
Shares sold	59,495	762,984	243,013	2,901,871
Shares issued in connection with in-kind	—	—	1,055,854	10,452,957
Reinvestment of distributions	22,965	283,387	7,936	89,601
Shares redeemed	(1,078,248)	(13,714,809)	(137,912)	(1,577,237)

	(995,788)	(12,668,438)	1,168,891	11,867,192

Class IR Shares
Shares sold	7,884	93,000	2	19
Reinvestment of distributions	6	68	8	92
Shares redeemed	(7,640)	(89,618)	(2)	(20)

	250	3,450	8	91

Class R Shares
Shares sold	5	54	23	249
Reinvestment of distributions	16	184	40	433
Shares redeemed	(406)	(4,872)	(781)	(8,011)

	(385)	(4,634)	(718)	(7,329)

NET INCREASE (DECREASE)	(1,351,085)	$(16,953,455)	625,905	$7,628,091

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*
Class A
Actual	$1,000	$1,103.90		$8.03	$1,000	$1,178.10		$8.64	$1,000	$1,110.90		$7.59
Hypothetical 5% return	1,000	1,017.16	+	7.70	1,000	1,016.86	+	8.00	1,000	1,017.60	+	7.25

Class B
Actual	1,000	1,101.20		11.93	1,000	1,173.80		12.67	1,000	1,107.10		11.49
Hypothetical 5% return	1,000	1,013.43	+	11.43	1,000	1,013.14	+	11.73	1,000	1,013.88	+	10.99

Class C
Actual	1,000	1,099.60		11.92	1,000	1,174.10		12.67	1,000	1,107.30		11.49
Hypothetical 5% return	1,000	1,013.43	+	11.43	1,000	1,013.14	+	11.73	1,000	1,013.88	+	10.99

Institutional
Actual	1,000	1,106.60		5.95	1,000	1,180.60		6.49	1,000	1,113.30		5.50
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,018.84	+	6.01	1,000	1,019.59	+	5.26

Service
Actual	1,000	1,103.00		8.56	1,000	1,177.50		9.18	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.66	+	8.20	1,000	1,016.36	+	8.50	N/A	N/A		N/A

Class IR
Actual	1,000	1,103.50		6.73	1,000	1,179.80		7.30	1,000	1,117.20		6.30
Hypothetical 5% return	1,000	1,018.39	+	6.46	1,000	1,018.10	+	6.76	1,000	1,018.84	+	6.01

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,109.30		8.89
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.36	+	8.50

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%	1.29%	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	1.35	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 54373.MF.MED.TMPL / 6 / 2011 EQINTSAR11 / 18K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 19, 2011